UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 1, 2019
Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 San Felipe Street, Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(713) 629-6600
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	MRO	New York Stock Exchange
Not Applicable
_____________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.01 Completion of Acquisition or Disposition of Assets.
On July 1, 2019, Marathon Oil Corporation completed the sale of its subsidiaries in the United Kingdom (“U.K.”), Marathon Oil U.K. LLC and Marathon Oil West of Shetlands Limited (the “U.K. business”), to RockRose Energy PLC for proceeds of approximately $95 million, which reflects the assumption by the buyer of the U.K. business’ working capital and cash equivalent balances of approximately $345 million on December 31, 2018. The effective date of the transaction is January 1, 2019.

Item 7.01 Regulation FD Disclosure.
On July 1, 2019, Marathon Oil Corporation announced that it had completed the sale of its U.K. business. A copy of the press release is furnished as Exhibit 99.2 hereto. The information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.
(b)    Pro Forma Information
The unaudited pro forma consolidated balance sheet of Marathon Oil Corporation as of March 31, 2019, and the unaudited pro forma consolidated statements of income of Marathon Oil Corporation for the three months ended March 31, 2019 and for the year ended December 31, 2018 are included as Exhibit 99.1 to this report and are incorporated into this Item 9.01 by reference.
(d)    Exhibits

Number	Exhibit
99.1	Unaudited Pro Forma Consolidated Financial Statements of Marathon Oil Corporation
99.2	Press Release issued by Marathon Oil Corporation, dated July 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 3, 2019	Marathon Oil Corporation

	By:	/s/ Gary E. Wilson
Name: Gary E. Wilson
Title: Vice President, Controller and Chief Accounting Officer